SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2000

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)


       Delaware               File No. 1-8009               36-3060977
(State of incorporation)  (Commission File Number)         (IRS Employer
                                                         Identification No.)


     6718 West Plank Road, Peoria, Illinois                    61604
    (Address of principal executive offices)                 (zip code)


Registrant's telephone number, including area code:        (309) 697-4400


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Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.


               Exhibit 99.1 Cautionary statement for purpose of the Safe Harbor Provisions of the Private Litigation Reform Act of 1995 (incorporated herein by reference to exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 1999)


               Exhibit 99.2    Press release issued September 18, 2000


               Exhibit 99.3 Slide presentation furnished in connection with conference call to be held on September 18, 2000


Item 9.   Regulation FD

          On September 18, 2000, ROHN Industries, Inc. issued the press release attached as exhibit 99.2 and provided the slides attached as exhibit 99.3 to certain analysts.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ROHN INDUSTRIES, INC.


Dated:  September 18, 2000          By: /s/ Brian B. Pemberton
                                       -------------------------------------
                                       Brian B. Pemberton
                                       President and Chief Executive Officer